                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 18, 2000
                                                         ----------------

                      YAMAHA MOTOR RECEIVABLES CORPORATION
                     --------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


          DELAWARE               33-72806, 33-94784              33-0592719
          --------               ------------------              ----------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE            (I.R.S. EMPLOYER
      OF INCORPORATION)               NUMBERS)               IDENTIFICATION NO.)


                               6555 KATELLA AVENUE
                                CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500



                                   Page 1 of 4
                         Exhibit Index appears on Page 4

Item 5.  OTHER EVENTS

                  Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the JANUARY 18, 2000 Distribution Date for the Collection Period ending DECEMBER 31, 1999. A copy of such Monthly Servicer's Certificate is attached hereto as
Exhibit 5.1.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
                                  (Registrant)


Dated:  January 18, 2000                          By:       Russell Jura
        ----------------                              -----------------------
                                                  Name: Russell Jura
                                                  Title:   Assistant Secretary

                                INDEX TO EXHIBITS


         EXHIBIT                                                                 METHOD OF
         NUMBER                            EXHIBIT                                 FILING
         -------                           -------                               ----------
           5.1            Monthly Servicer's Certificate with                  Filed Herewith
                          respect to the JANUARY 18, 2000
                          Distribution Date for the Collection
                          Period ending DECEMBER 31, 1999.